UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 17, 2004

OPTION CARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19878	36-3791193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Half Day Road, Suite 300 Buffalo Grove, Illinois		60089
(Address of Principal Executive Offices)		(Zip Code)

(847) 465-2100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

99.1         Transcript of Option Care, Inc. Fourth Quarter 2003 Conference Call, February 17, 2004, 9:00 a.m. (Central Time).

ITEM 9:  REGULATION FD DISCLOSURE.

On February 17, 2004, Option Care, Inc. held its Fourth Quarter 2003 Conference Call, a transcript of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.  The content of the conference call repeated the content of the press release issued by Option Care that same day, February 17, 2004, and filed as Exhibit 99.1 to Option Care’s current report on Form 8-K filed with the Securities and Exchange Commission (SEC) on February 20, 2004.  Because Option Care’s Form 8-K filed with the SEC on February 20, 2003 was not filed before the commencement of the conference call, Option Care is providing a transcript of the conference call as an exhibit to this Form 8-K

In accordance with the procedural guidance set forth in SEC Release No. 33-8216, the information in this Form 8-K and Exhibit 99.1 attached hereto is being furnished under “Item 9.  Regulation FD Disclosure” rather than under “Item 12.  Disclosure of Results of Operation and Financial Condition.”

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Option Care under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTION CARE, INC.

	By	:	\ s \ Paul Mastrapa
Paul Mastrapa
Senior Vice President and
Chief Financial Officer

Dated: February 24, 2004